UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported March 12, 2014

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) will conduct a conference call for stockholders, analysts and investment professionals on Tuesday, March 18, 2014 from 11:00-11:45 a.m. EDT to discuss its earnings for the quarter and year ended December 31, 2013.

To participate in the teleconference, please dial into one of the following phone numbers five to ten minutes before the start time:
U.S. callers:     877-407-9205
International callers:     +1 201-689-8054

Conference Call and Audio Replay
Available: 7:00 a.m. EDT Wednesday, March 19, 2014 through 11:59 p.m. EDT Tuesday, March 25, 2014 at the following numbers:
U.S. callers:        877-660-6853
International callers:    +1 201-612-7415
Pass code:        13575687

Audio replay will be available for download or stream. This information and link is also available on the Company's website: www.jllipt.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ GREGORY A. FALK
Name: Gregory A. Falk
Title: Chief Financial Officer

Date: March 12, 2014